UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 2005



                                 NCT Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   0-18267                  59-2501025
----------------------------    ---------------------      ---------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


20 Ketchum Street, Westport, CT                                      06880
-----------------------------------------                       ----------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code:              (203) 226-4447
                                                                ----------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.     Unregistered Sales of Equity Securities.

On October 14, 2005, NCT Group, Inc. ("NCT") issued Carole Salkind an 8% convertible note in the principal amount of $300,000, for which Ms. Salkind paid NCT $300,000 in cash. Also on October 14, 2005, NCT issued Carole Salkind a 12% convertible note in the principal amount of $1,001,329.96 to cure NCT's default on payment of the initial interest installment due under the $5,000,000 note dated December 22, 2004. The principal amount of this note represents the interest installment due October 1, 2005 ($498,082.19), default interest thereon and interest default penalty (10% of the then outstanding principal). On October 18, 2005, NCT issued Carole Salkind an 8% convertible note in the principal amount of $968,035.46 to cure NCT's default on repayment of two notes dated April 14, 2005. The principal amount of this note represents the aggregate principal rolled over ($847,970.18), default penalty (10% of the principal in default) and accrued interest. The notes are secured by substantially all of the assets of NCT. The notes mature six months from the dates of issuance. The notes bear interest at the stated rate until the due dates of the notes, and bear interest at a default rate equal to the stated rate of interest plus 5% on any amount of principal or interest that is not paid when due. Interest is payable upon maturity of the notes. At the election of Ms. Salkind, the notes may be converted into 463,135,799 shares of NCT common stock at a conversion price per share of $0.0049 or exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech Communications, Inc.) that makes a public offering of its common stock (at the public offering price). The notes contain events of default, any one of which (if not cured) triggers a default penalty of 10% of the then outstanding principal. If triggered, the default penalty, along with the outstanding principal and accrued interest, becomes immediately due and payable. Events of default include the failure to pay principal and interest when due and the failure to issue shares of common stock upon exercise of conversion rights.

In conjunction with the issuance of these notes, NCT issued Ms. Salkind five-year warrants to acquire 42,500,000 shares of NCT common stock at an exercise price per share of $0.0049.

The issuance of the notes and warrants was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.


Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

10.1(a) Form of Secured Convertible Note (new financings) issued by NCT Group, Inc. to Carole Salkind (incorporated herein by reference to Exhibit 10.8(a) of the

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

               registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-18267)).

10.1(b) Schedule of Secured Convertible Note (new financing) issued by NCT Group, Inc. to Carole Salkind on October 14, 2005.

10.2 12% Secured Convertible Note issued by NCT Group, Inc. to Carole Salkind on October 14, 2005.

10.3(a) Form of Secured Convertible Note (refinancings) issued by NCT Group, Inc. to Carole Salkind (incorporated herein by reference to Exhibit 10.9(a) of the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-18267)).

10.3(b) Schedule of Secured Convertible Note (refinancing) issued by NCT Group, Inc. to Carole Salkind on October 18, 2005.

10.4(a)        Form of Warrant  (new  financings)  issued by NCT Group,  Inc. to
               Carole Salkind (incorporated herein by reference to Exhibit 10.10(a) of the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-18267)).

10.4(b) Schedule of Warrants (new financing) issued by NCT Group, Inc. to Carole Salkind on October 14, 2005.

10.5(a) Form of Warrant (refinancings) issued by NCT Group, Inc. to Carole Salkind (incorporated herein by reference to Exhibit 10.11(a) of the registrant's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-18267)).

10.5(b) Schedule of Warrant (refinancing) issued by NCT Group, Inc. to Carole Salkind on October 18, 2005.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  October 20, 2005


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